Income Taxes	12 Months Ended
May. 31, 2015
Income Taxes

NOTE G — INCOME TAXES

The provision for income taxes is calculated in accordance with ASC 740, which requires the recognition of deferred income taxes using the liability method.

Income (loss) before income taxes as shown in the Consolidated Statements of Income is summarized below for the periods indicated. Certain foreign operations are branches of RPM International Inc.’s subsidiaries and are therefore subject to income taxes in both the United States and the respective foreign jurisdictions. Accordingly, the provision (benefit) for income taxes by jurisdiction and the income (loss) before income taxes by jurisdiction may not be directly related.

Year Ended May 31,	2015	2014	2013
(In thousands)
United States	$273,278	$209,626	$5,104
Foreign	179,975	214,861	171,787

Income Before Income Taxes	$453,253	$424,487	$176,891

Provision (benefit) for income taxes consists of the following for the periods indicated:

Year Ended May 31,	2015	2014	2013
(In thousands)
Current:
U.S. Federal	$77,374	$46,846	$56,590
State and local	4,876	5,660	6,694
Foreign	45,173	59,425	44,747

Total Current	127,423	111,931	108,031

Deferred:
U.S. Federal	97,112	16,747	(31,987)
State and local	1,494	1,292	(3,649)
Foreign	(1,104)	(11,467)	(5,355)

Total Deferred	97,502	6,572	(40,991)

Provision for Income Taxes	$224,925	$118,503	$67,040

The significant components of deferred income tax assets and liabilities as of May 31, 2015 and 2014 were as follows:

	2015	2014
(In thousands)
Deferred income tax assets related to:
Inventories	$8,530	$6,944
Allowance for losses	8,575	6,410
Bankruptcy note liability	117,263
Accrued compensation and benefits	111,843	102,579
Accrued other expenses	15,932	10,256
Other long-term liabilities	21,911	22,146
Net operating loss and credit carryforwards	87,595	71,534
Net unrealized loss on securities	21,562	19,185

Total Deferred Income Tax Assets	393,211	239,054
Less: valuation allowances	(68,043)	(85,719)

Net Deferred Income Tax Assets	325,168	153,335

Deferred income tax (liabilities) related to:
Depreciation	(56,636)	(47,639)

Pension and other postretirement benefits	(16,256)	(7,867)
Amortization of intangibles	(198,872)	(115,166)
Unremitted foreign earnings	(108,508)	(2,500)

Total Deferred Income Tax (Liabilities)	(380,272)	(173,172)

Deferred Income Tax Assets (Liabilities), Net	$(55,104)	$(19,837)

At May 31, 2015, we had U.S. federal foreign tax credit carryforwards of approximately $27.7 million, which expire in various years ending in 2025. Additionally, at May 31, 2015, we had approximately $67.4 million of state net operating loss carryforwards that expire at various dates beginning in 2016 and foreign net operating loss carryforwards of approximately $154.7 million, of which approximately $26.4 million will expire at various dates beginning in 2016 and approximately $128.3 million that have an indefinite carryforward period. Also, as of May 31, 2015, we had foreign capital loss carryforwards of approximately $15.4 million that can be carried forward indefinitely. These net operating loss, capital loss and foreign tax credit carryforwards may be used to offset a portion of future taxable income and, thereby, reduce or eliminate our U.S. federal, state or foreign income taxes otherwise payable.

When evaluating the realizability of deferred income tax assets, we consider, among other items, whether a jurisdiction has experienced cumulative pretax losses and whether a jurisdiction will generate the appropriate character of income to recognize a deferred income tax asset. More specifically, if a jurisdiction experiences cumulative pretax losses for a period of three years, including the current fiscal year, or if a jurisdiction does not have sufficient income of the appropriate character in the relevant carryback or projected carryforward periods, we generally conclude that it is more likely than not that the respective deferred tax asset will not be realized unless factors such as expected operational changes, availability of prudent and feasible tax planning strategies, reversal of taxable temporary differences or other information exists that would lead us to conclude otherwise. If, after we have evaluated these factors, the deferred income tax assets are not expected to be realized within the carryforward or carryback periods allowed for that jurisdiction, we would conclude that a valuation allowance is required. To the extent that the deferred income tax asset is expected to be utilized within the carryback or carryforward periods, we would conclude that a valuation allowance would not be required.

In applying the above, we determined, based on the available evidence that future U.S. taxable income along with anticipated foreign source income, will be sufficient to recognize certain deferred tax assets, which were previously subject to valuation allowances. As a result, during this fiscal year, we recorded a reduction in valuation allowances associated with the estimated utilization of foreign tax and other credit carryforwards of approximately $12.0 million. This reduction was partially offset by approximately $1.5 million of other incremental adjustments to the valuation allowances. Further, we believe it is uncertain whether future taxable income of certain of our foreign subsidiaries and future taxable income of the appropriate character will be sufficient to recognize the remaining corresponding deferred tax assets. Accordingly, we intend to maintain the recorded valuation allowances until sufficient positive evidence exists to support a reversal of the tax valuation allowances.

Total valuation allowances of approximately $68.0 million and $85.7 million have been recorded as of May 31, 2015 and 2014, respectively. The recorded valuation allowances relate to foreign capital loss carryforwards, certain foreign net operating losses, net foreign deferred tax assets and unrealized losses on securities.

The following table reconciles income tax expense (benefit) computed by applying the U.S. statutory federal income tax rate against income (loss) before income taxes to the provision (benefit) for income taxes:

Year Ended May 31,	2015	2014	2013
(In thousands)
Income tax expense (benefit) at the U.S. statutory federal income tax rate	$158,638	$148,570	$61,912
Impact of foreign operations	(32,706)	(27,374)	(11,552)
State and local income taxes net of federal income tax benefit	4,140	4,519	1,979
Tax benefits from the domestic manufacturing deduction	—	(4,878)	(4,489)
Nondeductible fines and penalties	—	(2,002)	4,802
Nondeductible business expense	1,782	1,508	1,269
Valuation allowance	(10,455)	(2,998)	14,729
Unremitted foreign earnings	106,227	2,500
Other	(2,701)	(1,342)	(1,610)

Provision for Income Tax Expense	$224,925	$118,503	$67,040

Effective Income Tax Rate	49.6%	27.9%	37.9%

Uncertain income tax positions are accounted for in accordance with ASC 740. The following table summarizes the activity related to unrecognized tax benefits:

(In millions)	2015	2014	2013
Balance at June 1	$15.7	$8.4	$3.3
Additions based on tax positions related to current year	—	0.1	—
Additions for tax positions of prior years	0.9	8.9	6.0
Reductions for tax positions of prior years	(3.7)	(1.7)	(0.9)

Balance at May 31	$12.9	$15.7	$8.4

The total amount of unrecognized tax benefits that would impact the effective tax rate, if recognized, was $3.9 million at May 31, 2015, $15.0 million at May 31, 2014 and $7.5 million at May 31, 2013. We do not anticipate any significant changes to the above total unrecognized tax benefits within the next 12 months.

We recognize interest and penalties related to unrecognized tax benefits in income tax expense. At May 31, 2015, 2014 and 2013, the accrual for interest and penalties was $3.8 million, $5.2 million and $5.2 million, respectively. Unrecognized tax benefits, including interest and penalties, have been classified as other long-term liabilities unless expected to be paid in one year.

We, or our subsidiaries, file income tax returns in the U.S. and in various state, local and foreign jurisdictions. The Internal Revenue Service completed a limited scope examination of fiscal year 2012 and no adjustments were proposed. The Internal Revenue Service has informed us that it will also perform a limited scope examination of fiscal year 2013. Further, with limited exceptions, we, or our subsidiaries, are generally subject to state and local or non-U.S. income tax examinations by tax authorities for the fiscal years 2009 through 2015.

We are currently under examination, or have been notified of an upcoming tax examination for various non-U.S. and domestic state and local jurisdictions. Although it is possible that certain tax examinations could be resolved during the next 12 months, the timing and outcomes are uncertain.

We include SPHC and its domestic subsidiaries (collectively, the “SPHC Group”) in our consolidated federal income tax return. We entered into a tax-cooperation agreement (the “Agreement”) with the SPHC Group, effective from June 1, 2010. Generally, the Agreement provided, amongst other items, that the federal income taxes of the SPHC Group are to be computed on a stand-alone separate return basis. The current portion of such income tax payable, if any, is due from the SPHC Group to us. Conversely, subject to the terms of the Agreement, income tax benefits associated with net operating loss or tax credit carryovers generated by the SPHC Group, if any, for the taxable year that benefits our consolidated income tax return for that taxable year are payable by us to the SPHC Group. Additionally, pursuant to the terms of the Agreement, a similar approach is applied to consolidated, combined or unitary state tax returns. Subsequent to regaining control of the SPHC Group, both parties terminated the Agreement with effect for fiscal years beginning after May 31, 2015.